Insurances	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Insurances

38.	Insurances

The Company maintains a policy of monitoring the risks inherent in its operations. As a result, as of December 31, 2025, the Company had insurance contracts in force to cover operational risks, civil liability, cyber risks, environmental risks, health, among others. The Company’s management believes that the policies represent sufficient amounts to cover any losses. The main assets, liabilities or interests covered by insurance and their maximum indemnity limits are as follows:

Modalities	Maximum indemnity limits
Operational risks	R$ 480,038
General Civil Liability - RCG	R$ 80,000
Cyber risks	R$ 90,000
Environmental risks	R$ 10,000
Automobile (executives and operational fleet)	R$ 1,000 for optional civil liability (Single guarantee of property damage and bodily harm) and R$ 100 for moral damages.